Exhibit 10.56

                                                      Execution Copy



                       SEER TECHNOLOGIES, INC.

         Consent of Series A Convertible Preferred Stock Holders

The undersigned (the "Series A Stockholders"), being the holders of at least 66 2/3% of the outstanding Series A Convertible Preferred Stock, $.01 par value (the "Series A Preferred Stock"), of Seer Technologies, Inc. (the "Company"), hereby consent to (x) the authorization of the Series B Convertible Preferred Stock, $.01 par value (the "Series B Preferred Stock"), of the Company in accordance with the Certificate of Designation annexed hereto as Exhibit A and (y) the issuance, sale and delivery of shares of Series B Preferred Stock to Welsh, Carson, Anderson & Stowe VI ("WCAS VI") pursuant to the Preferred Stock Purchase Agreement, dated as of the date hereof, between the Company and WCAS VI.


IN WITNESS WHEREOF, the Series A Stockholders have executed this Consent as of the 27th day of April 1998.


                                     WELSH, CARSON, ANDERSON
                                        & STOWE VI, L.P.
                                     By WCAS VI Partners, L.P.,  General
                                        Partner

                                     By /s/ Laura VanBuren
                                        General Partner


                                     WCAS INFORMATION PARTNERS, L.P.
                                     By WCAS INFO Partners,
                                        General Partner

                                     By /s/ Laura VanBuren
                                        General Partner (Attorney in fact)


                                               *
                                        Patrick J. Welsh

                                               *
                                        Russell L. Carson

                                               *
                                        Bruce K. Anderson

                                               *
                                        Richard H. Stowe

                                               *
                                        Andrew M. Paul

                                               *
                                        Thomas E. McInerney

                                        /s/ Laura VanBuren
                                        Laura VanBuren, individually
                                          and as attorney-in-fact*

                                        /s/ James B. Hoover
                                        James B. Hoover




                                        DELAWARE CHARTER TRUST CO., as
                                           Trustee for the Benefit of the
                                           IRA Rollover of James B. Hoover

                                        By /s/ James B. Hoover

                                               *
                                        Robert A. Minicucci

                                               *
                                        Anthony J. de Nicola


                                        TRUST U/A DATED 11/26/84 for the
                                           Benefit of Eric Welsh (Carol
                                           Ann Welsh, Trustee)

                                        By /s/ Carol A. Welsh


                                        TRUST U/A DATED 11/26/84 for the
                                           Benefit of Randall Welsh (Carol
                                           Ann Welsh, Trustee)

                                        By /s/ Carol A. Welsh


                                        TRUST U/A DATED 11/26/84 for the
                                           Benefit of Jennifer Welsh (Carol
                                           Ann Welsh, Trustee)


                                        By /s/ Carol A. Welsh


                                        /s/ David F. Bellet
                                        David F. Bellet



                                        REBOUL, MACMURRAY, HEWITT, MAYNARD
                                          & KRISTOL

                                        By /s/ Robert A. Schwed